    As filed with the Securities and Exchange Commission on August 23, 2001
                                                      Registration No. 333-64456
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ---------------
                                AMENDMENT NO. 2
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                        Under The Securities Act of 1933
                                ---------------
                                THERASENSE, INC.
             (Exact name of Registrant as specified in its charter)
                                ---------------

            Delaware                              3841                            94-3267373
 (State or other jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
 incorporation or organization)       Classification Code Number)           Identification Number)

                                TheraSense, Inc.
                              1360 South Loop Road
                           Alameda, California 94502
                                 (510) 749-5400
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                                ---------------
                                 W. Mark Lortz
                     President and Chief Executive Officer
                                TheraSense, Inc.
                              1360 South Loop Road
                           Alameda, California 94502
                                 (510) 749-5400
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                   Copies to:

              Karen A. Dempsey, Esq.                             Faye H. Russell, Esq.
           Alexander D. Phillips, Esq.                          Jeffrey C. Thacker, Esq.
               Helen E. Quinn, Esq.                              Jason M. Hannon, Esq.
              Vicente P. Reyes, Esq.                        Brobeck, Phleger & Harrison LLP
         Wilson Sonsini Goodrich & Rosati                         12390 El Camino Real
             Professional Corporation                         San Diego, California 92130
    One Market, Spear Street Tower, Suite 3300                       (858) 720-2500
         San Francisco, California 94105
                  (415) 947-2000

                                ---------------
Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------
                        CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                          Proposed Maximum
 Title of Each Class of                  Proposed Maximum    Aggregate
    Securities to be       Amount to be   Offering Price      Offering          Amount of
       Registered         Registered (1)    Per Share        Price (2)     Registration Fee (3)
-----------------------------------------------------------------------------------------------
Common Stock, $0.001 par
 value.................     6,900,000         $20.00      $138,000,000.00       $34,500.00
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

(1) Includes 900,000 shares which the underwriters have the option to purchase to cover over-allotments, if any.
(2) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(3) This amount was previously paid.
                                ---------------
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This amendment incorporates by reference Amendment No. 1 to Registration Statement on Form S-1 (File No. 333-64456). This amendment is being filed solely to file Exhibits 10.6, 10.7, 10.7(a), 10.7(b), 10.9, 10.10, 10.11,
10.12, 10.13, 10.14, 10.15 and 10.17 hereto.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits

     Exhibit
      Number                       Description of Document
     -------                       -----------------------
      *1.1    Form of Purchase Agreement

      *3.1(a) Certificate of Incorporation of TheraSense, Inc., a Delaware corporation, as currently in effect

      *3.1(b) Amended and Restated Certificate of Incorporation of TheraSense,
              Inc. to be filed upon completion of the offering

      *3.2(a) Bylaws of TheraSense, Inc. as currently in effect

      *3.2(b) Amended and Restated Bylaws of TheraSense, Inc. as in effect upon completion of the offering

      *4.1    Specimen Common Stock Certificate

      *5.1    Opinion of Wilson Sonsini Goodrich & Rosati, Professional
              Corporation

     *10.1    1997 Stock Plan and forms of agreements thereunder

     *10.2    2001 Stock Plan and forms of agreements thereunder

     *10.3 2001 Employee Stock Purchase Plan and forms of agreement thereunder

     *10.4    Form of Director and Executive Officer Indemnification Agreement

     *10.5 Employment Letter from TheraSense, Inc. to W. Mark Lortz, dated as of October 6, 1997

     +10.6    Technology Purchase Agreement between TheraSense, Inc. and E.
              Heller & Co. dated as of October 10, 2000

     +10.7    Cooperative Development Agreement between TheraSense, Inc. and
              Facet Technologies LLC (f/k/a Gainor Medical North America LLC), dated as of December 1, 1998

      10.7(a) First Amendment to Cooperative Development Agreement between
              TheraSense, Inc. and Facet Technologies LLC (f/k/a Gainor Medical
              North America LLC), effective June 1, 2001.

     +10.7(b) Master Purchase Agreement between TheraSense, Inc. and Facet
              Technologies LLC effective June 1, 2001.

     *10.8    Standard Industrial/Commercial Single-Tenant Lease between
              TheraSense, Inc. and PlyProperties, a Partnership, dated as of February 26, 1999, and addendum thereto

     +10.9    Master Purchase Agreement between TheraSense, Inc. and
              Flextronics International USA, Inc., dated as of November 3, 1999

     +10.10   Assignment of Patent Rights and Technology by and among Board of
              Regents of the University of Texas System, an agency of the State of Texas, Dr. Adam Heller and E. Heller & Company dated August 1,
              1991

     Exhibit
     Number                        Description of Document
     -------                       -----------------------
      +10.11 First Amendment, dated March 19, 1998, to the Agreement entitled
             Assignment of Patent Rights and Technology by and among Board of
             Regents of the University of Texas System, an agency of the State of Texas, Dr. Adam Heller, E. Heller & Company and TheraSense,
             Inc. dated August 1, 1991

      +10.12 License Agreement between TheraSense, Inc. and Asulab SA., dated
             February 23, 2000

      +10.13 Warehouse Distribution Contract between TheraSense, Inc. and
             Livingston Healthcare Service, Inc., dated March 15, 2000
      +10.14 International Distributor Agreement between TheraSense, Inc. and
             Nipro Corporation, dated April 1, 2001

      +10.15 International Distributor Agreement between TheraSense, Inc. and
             Disetronic Handels AG, dated September 13, 2000

     *+10.16 Management Services Agreement between TheraSense, Inc. and ICT
             Group, Inc., dated January 31, 2000 and revised April 4, 2000

      +10.17 License Agreement between TheraSense, Inc. and Unilever PLC dated
             February 10, 2000

      *10.18 Promissory Note dated March 5, 1999 for the principal aggregate amount of $72,495 issued by W. Mark Lortz to TheraSense, Inc.

      *10.19 Promissory Note dated July 30, 1998 for the principal aggregate amount of $17,500 issued by Charles T. Liamos to TheraSense, Inc.

      *10.20 Promissory Note dated March 5, 1999 for the principal aggregate amount of $15,187.50 issued by Charles T. Liamos to TheraSense, Inc.

      *10.21 Promissory Note dated September 1, 1999 for the principal aggregate amount of $61,250 issued by Charles T. Liamos to TheraSense, Inc.

      *10.22 Promissory Note dated December 1, 1997 for the principal aggregate amount of $62,650 issued by W. Mark Lortz to TheraSense, Inc.

      *10.23 Amended and Restated Investors Rights Agreement by and among holders of TheraSense Preferred Stock and TheraSense, Inc., dated
             January 23, 2001, as amended

      *10.24 First Amendment to the Agreement Entitled Sponsored Research
             Agreement No. UTA 98-0296 entered into as of October 10, 2000, by and between TheraSense, Inc. and the Board of Regents of the University of Texas System on behalf of the University of Texas at Austin.

      *23.1  Consent of PricewaterhouseCoopers LLP, independent accountants

      *23.2  Consent of Counsel (included in exhibit 5.1)

      *24.1  Power of Attorney

    -------------------------------
    + Confidential treatment has been requested for portions of this exhibit
    *  Previously filed

(b) Financial Statement Schedules

The following schedule was previously filed:

Schedule II--Valuation and Qualifying Accounts

Other schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are inapplicable, and therefore have been omitted.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, TheraSense, Inc. has duly caused this Amendment No. 2 to the Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda, State of California, on the 23rd day of August, 2001.

                                          THERASENSE, INC.

                                                    /s/ W. Mark Lortz
                                          By: _________________________________
                                                       W. Mark Lortz
                                               President and Chief Executive
                                                          Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

              Signature                             Title                     Date
              ---------                             -----                     ----

         /s/ W. Mark Lortz             President, Chief Executive        August 23, 2001
______________________________________  Officer and Director
            W. Mark Lortz               (Principal Executive Officer)

        /s/ Charles T. Liamos          Chief Financial Officer and       August 23, 2001
______________________________________  Vice President (Principal
          Charles T. Liamos             Financial and Accounting
                                        Officer)

      *Annette J. Campbell-White       Director                          August 23, 2001
______________________________________
      Annette J. Campbell-White

           *Mark J. Gainor             Director                          August 23, 2001
______________________________________
            Mark J. Gainor

         *Ross A. Jaffe, M.D.          Director                          August 23, 2001
______________________________________
         Ross A. Jaffe, M.D.

         *Michael M. McNamara          Director                          August 23, 2001
______________________________________
         Michael M. McNamara

          *Robert R. Momsen            Director                          August 23, 2001
______________________________________
           Robert R. Momsen

           *Ephraim Heller             Director                          August 23, 2001
______________________________________
            Ephraim Heller

         *Richard P. Thompson          Director                          August 23, 2001
______________________________________
         Richard P. Thompson

     /s/ W. Mark Lortz
*By: ____________________________
         W. Mark Lortz
      (Attorney-In-Fact)

                                 EXHIBIT INDEX

     Exhibit
      Number                       Description of Document
     -------                       -----------------------
      *1.1    Form of Purchase Agreement

      *3.1(a) Certificate of Incorporation of TheraSense, Inc., a Delaware corporation, as currently in effect

      *3.1(b) Amended and Restated Certificate of Incorporation of TheraSense,
              Inc. to be filed upon completion of the offering

      *3.2(a) Bylaws of TheraSense, Inc. as currently in effect

      *3.2(b) Amended and Restated Bylaws of TheraSense, Inc. as in effect upon completion of the offering

      *4.1    Specimen Common Stock Certificate

      *5.1    Opinion of Wilson Sonsini Goodrich & Rosati, Professional
              Corporation

     *10.1    1997 Stock Plan and forms of agreements thereunder

     *10.2    2001 Stock Plan and forms of agreements thereunder

     *10.3 2001 Employee Stock Purchase Plan and forms of agreement thereunder

     *10.4    Form of Director and Executive Officer Indemnification Agreement

     *10.5 Employment Letter from TheraSense, Inc. to W. Mark Lortz, dated as of October 6, 1997

     +10.6    Technology Purchase Agreement between TheraSense, Inc. and E.
              Heller & Co. dated as of October 10, 2000

     +10.7    Cooperative Development Agreement between TheraSense, Inc. and
              Facet Technologies LLC (f/k/a Gainor Medical North America LLC), dated as of December 1, 1998

      10.7(a) First Amendment to Cooperative Development Agreement between
              TheraSense, Inc. and Facet Technologies LLC (f/k/a Gainor Medical
              North America LLC), effective June 1, 2001.

     +10.7(b) Master Purchase Agreement between TheraSense, Inc. and Facet
              Technologies LLC effective June 1, 2001.

     *10.8    Standard Industrial/Commercial Single-Tenant Lease between
              TheraSense, Inc. and PlyProperties, a Partnership, dated as of February 26, 1999, and addendum thereto

     +10.9    Master Purchase Agreement between TheraSense, Inc. and
              Flextronics International USA, Inc., dated as of November 3, 1999

     +10.10   Assignment of Patent Rights and Technology by and among Board of
              Regents of the University of Texas System, an agency of the State of Texas, Dr. Adam Heller and E. Heller & Company dated August 1,
              1991

     +10.11   First Amendment, dated March 19, 1998, to the Agreement entitled
              Assignment of Patent Rights and Technology by and among Board of Regents of the University of Texas System, an agency of the State of Texas, Dr. Adam Heller, E. Heller & Company and TheraSense,
              Inc. dated August 1, 1991

     +10.12   License Agreement between TheraSense, Inc. and Asulab S.A., dated
              February 23, 2000

     +10.13   Warehouse Distribution Contract between TheraSense, Inc. and
              Livingston Healthcare Services, Inc., dated March 15, 2000

     +10.14   International Distributor Agreement between TheraSense, Inc. and
              Nipro Corporation, dated April 1, 2001

     Exhibit
     Number                        Description of Document
     -------                       -----------------------
      +10.15 International Distributor Agreement between TheraSense, Inc. and
             Disetronic Handels AG, dated September 13, 2000

     *+10.16 Management Services Agreement between TheraSense, Inc. and ICT
             Group, Inc., dated January 31, 2000 and revised April 4, 2000

      +10.17 License Agreement between TheraSense, Inc. and Unilever PLC dated
             February 10, 2000

      *10.18 Promissory Note dated March 5, 1999 for the principal aggregate amount of $72,495 issued by W. Mark Lortz to TheraSense, Inc.

      *10.19 Promissory Note dated July 30, 1998 for the principal aggregate amount of $17,500 issued by Charles T. Liamos to TheraSense, Inc.

      *10.20 Promissory Note dated March 5, 1999 for the principal aggregate amount of $15,187.50 issued by Charles T. Liamos to TheraSense, Inc.

      *10.21 Promissory Note dated September 1, 1999 for the principal aggregate amount of $61,250 issued by Charles T. Liamos to TheraSense, Inc.

      *10.22 Promissory Note dated December 1, 1997 for the principal aggregate amount of $62,650 issued by W. Mark Lortz to TheraSense, Inc.

      *10.23 Amended and Restated Investors Rights Agreement by and among holders of TheraSense Preferred Stock and TheraSense, Inc., dated
             January 23, 2001, as amended

      *10.24 First Amendment to the Agreement Entitled Sponsored Research
             Agreement No. UTA 98-0296 entered into as of October 10, 2000, by and between TheraSense, Inc. and the Board of Regents of the University of Texas System on behalf of the University of Texas at Austin.

      *23.1  Consent of PricewaterhouseCoopers LLP, independent accountants

      *23.2  Consent of Counsel (included in exhibit 5.1)

      *24.1  Power of Attorney

    -------------------------------
    + Confidential treatment has been requested for portions of this exhibit
    *  Previously filed